Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

In April 2025, Solar Plus Technology, Inc. (Note 4) made additional capital contribution of $4.0 million in TOYO Texas.

In April 2025, the Company issued a letter of credit of $5.0 million, as security deposit, to landlord of a solar module plant in Texas. The letter of credit was collateralized with bank deposits of $5.0 million

In March 2025, the Company entered the revolving bank credit facility with BIDV, under which the Company can draw-down up to $30,000,000 by February 28, 2026. Each loan is repayable in five months. As of the date of this report, the Company has drawn down loans of approximately $19.4 million from the short-term bank credit facility from BIDV and has unused credit facility of approximately $10.6 million.

On February 26, 2025, the Company also issued certain warrants to AUM Media Inc. exercisable for 50,000 Ordinary Shares at an exercise price of $5.50 per share for a period of three years till February 26, 2028 (the “AMI Warrants”). To the extent such Warrants or AMI Warrants are exercised, additional Ordinary Shares will be issued, which will result in dilution to the then-existing holders of Ordinary Shares and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of Ordinary Shares.